UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05851

MFS INTERMARKET INCOME TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199-7618

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199-7618

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2012

MFS® INTERMARKET

INCOME TRUST I

CMK-ANN

MFS® INTERMARKET INCOME TRUST I

New York Stock Exchange Symbol: CMK

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe, and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	60.8%
High Yield Corporates	31.3%
Non-U.S. Government Bonds	12.5%
Emerging Markets Bonds	5.6%
Mortgage-Backed Securities	1.7%
Asset-Backed Securities	0.5%
Collateralized Debt Obligations	0.4%
Floating Rate Loans (o)	0.0%
U.S. Government Agencies (o)	0.0%
U.S. Treasury Securities	(5.4)%

Composition including fixed income credit quality (a)(i)
AAA	5.4%
AA	5.0%
A	25.6%
BBB	41.9%
BB	13.1%
B	15.1%
CCC	4.9%
CC	0.1%
Federal Agencies	1.7%
Not Rated	(5.4)%
Non-Fixed Income	0.3%
Cash & Other	(7.7)%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	6.9 yrs.

Issuer country weightings (i)(x)
United States	60.2%
United Kingdom	6.3%
Netherlands	4.2%
Canada	3.0%
Japan	2.5%
France	2.5%
Italy	2.2%
Spain	2.1%
Australia	2.0%
Other Countries	15.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 11/30/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS InterMarket Income Trust I (the “fund”) is a closed-end fund investing primarily in U.S. and foreign government securities and high income debt instruments.

For the twelve months ended November 30, 2012, shares of the fund provided a total return of 13.28%, at net asset value. This compares with a return of 17.02% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective February 28, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays U.S. High-Yield Corporate Bond Index generated a return of 17.05% over the reporting period. Over the same period, the fund’s other benchmark, the MFS InterMarket Income Trust I Blended Index – Current (the “Blended Index”), generated a return of 11.05%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. As we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama appeared to have been a particular source of market attention.

Detractors from Performance

The fund’s lesser exposure to emerging markets debt, particularly to Venezuelan bonds, detracted from performance relative to the Blended Index as this market segment turned in strong performance over the reporting period.

Management Review – continued

Yield curve (y) positioning in Japanese bonds, particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 7 years) of the Japanese yield curve was another area of relative weakness.

Contributors to Performance

The fund’s greater exposure to higher-quality credit (bonds rated ”BBB” (r) and above) was a positive factor for relative performance as credit spreads narrowed during the reporting period.

A greater exposure to corporate bonds in the financial and industrial sectors benefited relative performance as both sectors outperformed the broad market over the period. The portion of the fund’s return derived from yield, which was greater than that of the Blended Index, was also a key contributor to relative performance.

Yield curve positioning in the U.S., particularly our greater exposure to shifts in the middle portion (centered around maturities of 7 years) of the U.S. yield curve, was another positive factor for the fund’s relative results.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage enhanced its absolute positive returns.

Respectfully,

William Adams	Ward Brown	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan

Portfolio Manager

Note to Shareholders: Effective December 30, 2011, David Cole became a co-manager of the fund. Effective February 3, 2012, Ward Brown and Matthew Ryan became co-managers of the fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/12

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS InterMarket Income Trust I

Year Ended 11/30/12

	Date		Price
Net Asset Value	11/30/12		$9.57
	11/30/11		$8.94
New York Stock Exchange Price	11/30/12		$8.86
	11/12/12	(high) (t)	$9.25
	12/01/11	(low) (t)	$8.06
	11/30/11		$8.10

Total Returns vs Benchmarks

Year Ended 11/30/12

MFS InterMarket Income Trust I at
New York Stock Exchange Price (r)	15.75%
Net Asset Value (r)	13.28%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(s)	17.02%

Barclays U.S. High-Yield Corporate Bond Index (f)(s)	17.05%

MFS InterMarket Income Trust I Blended Index - Current (f)(s)(x)	11.05%

MFS InterMarket Income Trust I Blended Index - Prior (f)(s)(y)	11.06%

Barclays U.S. Credit Bond Index (f)	11.59%

Barclays U.S. Government/Mortgage Bond Index (f)	3.27%

Citigroup World Government Bond Non-Dollar Hedged Index (f)	7.47%

Citigroup World Government Bond Non-Dollar Index (f)	3.54%

JPMorgan Emerging Markets Bond Index Global (f)	18.83%

Performance Summary – continued

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(s)	Effective February 28, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark and the MFS InterMarket Income Trust I Blended Index – Current replaced the MFS InterMarket Income Trust I Blended Index – Prior as the fund’s other benchmark as the new benchmarks more appropriately align with the fund’s investment strategy.

(t)	For the period December 1, 2011 through November 30, 2012.

(x)	MFS InterMarket Income Trust I Blended Index – Current is at a point in time and allocations during the period can change. As of November 30, 2012, the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

(y)	MFS InterMarket Income Trust I Blended Index – Prior is at a point in time and allocations during the period can change. As of November 30, 2012, the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Net asset values and performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets in U.S. and foreign government securities and high income debt instruments. This policy may not be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) may invest the fund’s assets in other types of debt instruments.

MFS may invest up to 100% of the fund’s assets in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a relatively large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS may also consider top-down factors, including sector allocations, yield curve positioning, macroeconomic factors and risk management factors.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund.

Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying collateral or assets and the terms of the instrument, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile.

Investments in foreign markets can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical, or other conditions.

Emerging markets can have less market structure, depth, and regulatory, custodial or operational oversight and greater political, social, and economic instability than developed markets.

Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk.

Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments.

The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount or premium to their net asset value.

Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

PORTFOLIO MANAGERS’ PROFILES

William Adams	—	Investment Officer of MFS; employed in the investment management area of MFS since 2009. Portfolio manager of the fund since May 2011.

Ward Brown	—	Investment Officer of MFS; employed in the investment management area of MFS since 2008. Portfolio Manager of the fund since February 2012.

James Calmas	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio manager of the fund since June 2007.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio Manager of the fund since December 2011.

Matthew Ryan	—	Investment Officer of MFS; employed in the investment management area of MFS since 1997. Portfolio Manager of the fund since February 2012.

Note to Shareholders: Effective December 30, 2011, David Cole became a co-manager of the fund. Effective February 3, 2012, Ward Brown and Matthew Ryan became co-managers of the fund.

Effective December 1, 2012, Erik Weisman became a co-manager of the fund.

Erik Weisman	—	Investment Officer of MFS; employed in the investment management area of MFS since 2002. Portfolio Manager of the fund since December 2012.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078.

PORTFOLIO OF INVESTMENTS

11/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 111.4%
Issuer	Shares/Par	Value ($)
Aerospace - 0.8%
Bombardier, Inc., 7.5%, 2018 (n)	$260,000	$286,000
Bombardier, Inc., 7.75%, 2020 (n)	75,000	84,188
CPI International, Inc., 8%, 2018	105,000	99,840
Huntington Ingalls Industries, Inc., 7.125%, 2021	220,000	237,875
Kratos Defense & Security Solutions, Inc., 10%, 2017	155,000	168,950

		$876,853
Airlines - 0.4%
Continental Airlines, Inc., FRN, 0.768%, 2013	$474,329	$464,842

Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 8%, 2016	$50,000	$55,501
Hanesbrands, Inc., 6.375%, 2020	55,000	60,431
Jones Group, Inc., 6.875%, 2019	85,000	87,338
Levi Strauss & Co., 6.875%, 2022	15,000	15,731
Phillips-Van Heusen Corp., 7.375%, 2020	205,000	229,344

		$448,345
Asset-Backed & Securitized - 0.8%
Anthracite Ltd., “A”, CDO, FRN, 0.567%, 2019 (z)	$116,915	$114,577
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	173,479	175,161
Crest Ltd., “A1” CDO, FRN, 0.842%, 2018 (z)	101,081	99,565
Equity One ABS, Inc., FRN, 4.205%, 2034	183,106	181,947
GMAC Mortgage Corp. Loan Trust, FRN, 5.865%, 2034	161,317	122,392
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	180,000	181,298

		$874,940
Automotive - 2.4%
Accuride Corp., 9.5%, 2018	$140,000	$132,300
Allison Transmission, Inc., 7.125%, 2019 (n)	170,000	181,050
Daimler Finance North America LLC, FRN, 1.598%, 2013 (n)	320,000	321,972
Ford Motor Co., 7.45%, 2031	35,000	43,925
Ford Motor Credit Co. LLC, 12%, 2015	595,000	730,363
Ford Motor Credit Co. LLC, 8.125%, 2020	100,000	127,086
General Motors Financial Co., Inc., 6.75%, 2018	155,000	174,738
Goodyear Tire & Rubber Co., 8.25%, 2020	25,000	27,375
Goodyear Tire & Rubber Co., 7%, 2022	40,000	42,700
Harley-Davidson Financial Services, 3.875%, 2016 (n)	450,000	485,507
Jaguar Land Rover PLC, 8.125%, 2021 (n)	150,000	164,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Lear Corp., 8.125%, 2020	$59,000	$65,933

		$2,497,199
Biotechnology - 0.5%
Life Technologies Corp., 6%, 2020	$400,000	$477,368

Broadcasting - 4.1%
Allbritton Communications Co., 8%, 2018	$50,000	$54,375
AMC Networks, Inc., 7.75%, 2021	64,000	72,640
CBS Corp., 5.75%, 2020	110,000	132,046
CBS Corp., 3.375%, 2022	298,000	308,507
Clear Channel Communications, Inc., 9%, 2021	118,000	104,135
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (z)	25,000	24,875
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (z)	70,000	70,350
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	5,000	4,825
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	50,000	49,000
Hughes Network Systems LLC, 7.625%, 2021	60,000	66,900
Inmarsat Finance PLC, 7.375%, 2017 (n)	130,000	138,450
Intelsat Bermuda Ltd., 11.25%, 2017	180,000	190,800
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	235,000	249,394
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	85,000	85,000
LBI Media, Inc., 8.5%, 2017 (z)	60,000	15,150
Liberty Media Corp., 8.5%, 2029	105,000	112,875
Liberty Media Corp., 8.25%, 2030	35,000	37,800
Local TV Finance LLC, 9.25%, 2015 (p)(z)	81,767	82,789
NBCUniversal Media LLC, 5.95%, 2041	367,000	448,989
Newport Television LLC, 13%, 2017 (n)(p)	85,602	91,594
News America, Inc., 8.5%, 2025	233,000	320,471
Nexstar Broadcasting Group, Inc., 8.875%, 2017	45,000	49,163
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	10,000	10,050
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	50,000	55,000
Sinclair Broadcast Group, Inc., 8.375%, 2018	15,000	16,725
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	60,000	68,025
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	175,000	193,375
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	15,000	14,963
Starz LLC/Starz Finance Corp., 5%, 2019 (n)	40,000	40,950
Townsquare Radio LLC, 9%, 2019 (z)	40,000	43,600
Univision Communications, Inc., 6.875%, 2019 (n)	125,000	128,750
Univision Communications, Inc., 7.875%, 2020 (n)	145,000	154,788
Univision Communications, Inc., 8.5%, 2021 (n)	75,000	77,250
Vivendi S.A., 4.75%, 2022 (n)	330,000	343,431
WPP Finance, 8%, 2014	400,000	443,705

		$4,300,740

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 1.1%
Blackstone Holdings Finance Co. LLC, 4.75%, 2023 (n)	$301,000	$320,875
E*TRADE Financial Corp., 6.375%, 2019	120,000	121,050
Invesco Finance PLC, 3.125%, 2022	274,000	275,138
TD Ameritrade Holding Corp., 5.6%, 2019	350,000	417,051

		$1,134,114
Building - 1.5%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)	$15,000	$15,225
Building Materials Holding Corp., 6.875%, 2018 (n)	45,000	48,263
Building Materials Holding Corp., 7%, 2020 (n)	200,000	218,000
Building Materials Holding Corp., 6.75%, 2021 (n)	40,000	43,800
CRH PLC, 8.125%, 2018	210,000	255,460
HD Supply, Inc., 8.125%, 2019 (n)	50,000	56,375
HD Supply, Inc., 11.5%, 2020 (n)	40,000	43,700
Masonite International Corp., 8.25%, 2021 (n)	95,000	101,650
Nortek, Inc., 8.5%, 2021	150,000	163,125
Owens Corning, Inc., 4.2%, 2022	166,000	168,302
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	30,000	33,150
Stanley Black & Decker, Inc., 2.9%, 2022	257,000	263,104
USG Corp., 6.3%, 2016	92,000	94,760
USG Corp., 7.875%, 2020 (n)	45,000	49,838

		$1,554,752
Business Services - 1.0%
Ceridian Corp., 12.25%, 2015 (p)	$65,000	$63,700
Ceridian Corp., 8.875%, 2019 (n)	30,000	32,100
Fidelity National Information Services, Inc., 7.625%, 2017	45,000	49,050
Fidelity National Information Services, Inc., 5%, 2022	70,000	73,150
iGate Corp., 9%, 2016	205,000	222,938
Iron Mountain, Inc., 8.375%, 2021	115,000	127,075
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)	75,000	71,250
SunGard Data Systems, Inc., 7.375%, 2018	140,000	149,275
Tencent Holdings Ltd., 3.375%, 2018 (n)	209,000	214,999

		$1,003,537
Cable TV - 2.4%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)	$25,000	$27,000
CCO Holdings LLC, 7.875%, 2018	160,000	172,800
CCO Holdings LLC, 8.125%, 2020	135,000	151,875
CCO Holdings LLC, 7.375%, 2020	40,000	44,500
Cequel Communications Holdings, 8.625%, 2017 (n)	150,000	160,125
Cox Communications, Inc., 3.25%, 2022 (z)	413,000	418,084

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
DIRECTV Holdings LLC, 5.875%, 2019		$160,000	$190,179
DIRECTV Holdings LLC, 3.8%, 2022		410,000	418,481
DISH DBS Corp., 6.75%, 2021		55,000	62,150
EchoStar Corp., 7.125%, 2016		55,000	61,669
Time Warner Cable, Inc., 8.25%, 2019		110,000	146,724
Time Warner Cable, Inc., 4%, 2021		170,000	184,941
UPC Holding B.V., 9.875%, 2018 (n)		100,000	111,875
UPCB Finance III Ltd., 6.625%, 2020 (n)		150,000	160,875
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	100,000	143,126

			$2,454,404
Chemicals - 1.4%
Celanese U.S. Holdings LLC, 6.625%, 2018		$165,000	$181,088
Dow Chemical Co., 8.55%, 2019		540,000	730,799
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		115,000	116,150
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		25,000	22,188
Huntsman International LLC, 8.625%, 2021		120,000	135,900
Momentive Performance Materials, Inc., 12.5%, 2014		64,000	66,080
Momentive Performance Materials, Inc., 11.5%, 2016		48,000	29,280
Polypore International, Inc., 7.5%, 2017		50,000	54,188
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		140,000	158,490

			$1,494,163
Computer Software - 0.8%
Infor U.S., Inc., 11.5%, 2018		$110,000	$127,600
Nuance Communications, Inc., 5.375%, 2020 (n)		80,000	82,400
Oracle Corp., 5.375%, 2040		244,000	308,375
Seagate HDD Cayman, 6.875%, 2020		65,000	67,844
Syniverse Holdings, Inc., 9.125%, 2019		125,000	133,438
TransUnion Holding Co., Inc., 9.625%, 2018		40,000	42,200
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018		15,000	17,400

			$779,257
Computer Software - Systems - 0.5%
Audatex North America, Inc., 6.75%, 2018 (n)		$45,000	$48,263
CDW LLC/CDW Finance Corp., 12.535%, 2017		69,000	73,830
CDW LLC/CDW Finance Corp., 8.5%, 2019		125,000	134,688
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017		195,000	214,013

			$470,794
Conglomerates - 1.2%
Amsted Industries, Inc., 8.125%, 2018 (n)		$175,000	$186,375
Dynacast International LLC, 9.25%, 2019		70,000	74,900

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Griffon Corp., 7.125%, 2018	$140,000	$148,225
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	290,000	300,937
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	472,000	525,543

		$1,235,980
Consumer Products - 1.1%
Easton-Bell Sports, Inc., 9.75%, 2016	$80,000	$86,201
Elizabeth Arden, Inc., 7.375%, 2021	90,000	100,125
FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)	5,000	5,450
Jarden Corp., 7.5%, 2020	100,000	108,750
Libbey Glass, Inc., 6.875%, 2020 (n)	30,000	32,100
Mattel, Inc., 5.45%, 2041	219,000	250,623
Newell Rubbermaid, Inc., 5.5%, 2013	360,000	365,885
Newell Rubbermaid, Inc., 2.05%, 2017	182,000	182,835
Spectrum Brands Escrow Corp., 6.375%, 2020 (z)	30,000	31,125
Spectrum Brands Escrow Corp., 6.625%, 2022 (z)	5,000	5,238

		$1,168,332
Consumer Services - 1.0%
Experian Finance PLC, 2.375%, 2017 (n)	$297,000	$305,399
Service Corp. International, 6.75%, 2015	10,000	11,050
Service Corp. International, 7%, 2017	335,000	385,250
Western Union Co., FRN, 0.989%, 2013	340,000	340,425

		$1,042,124
Containers - 0.6%
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	$200,000	$215,000
Ball Corp., 5%, 2022	52,000	55,120
Berry Plastics Group, Inc., 9.5%, 2018	30,000	32,850
Reynolds Group, 7.125%, 2019	200,000	216,000
Reynolds Group, 5.75%, 2020 (n)	55,000	56,238

		$575,208
Defense Electronics - 0.5%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$300,000	$361,141
Ducommun, Inc., 9.75%, 2018	100,000	106,250

		$467,391
Electrical Equipment - 0.4%
Avaya, Inc., 9.75%, 2015	$70,000	$55,475
Avaya, Inc., 7%, 2019 (n)	25,000	22,438
Ericsson, Inc., 4.125%, 2022	298,000	308,728

		$386,641

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.6%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$130,000	$139,913
Nokia Corp., 5.375%, 2019	35,000	31,500
Nokia Corp., 6.625%, 2039	25,000	21,063
Sensata Technologies B.V., 6.5%, 2019 (n)	260,000	274,300
Tyco Electronics Group S.A., 3.5%, 2022	126,000	129,928

		$596,704
Emerging Market Quasi-Sovereign - 2.7%
Comision Federal de Electricidad, 5.75%, 2042 (n)	$202,000	$229,775
Development Bank of Kazakhstan, 5.5%, 2015 (n)	282,000	308,085
Gaz Capital S.A., 5.999%, 2021 (n)	342,000	390,821
Korea Gas Corp., 2.25%, 2017 (n)	370,000	375,671
Petrobras International Finance Co., 7.875%, 2019	163,000	204,371
Petrobras International Finance Co., 6.75%, 2041	167,000	211,175
Petroleos Mexicanos, 5.5%, 2021	178,000	208,260
Petroleos Mexicanos, 4.875%, 2022	110,000	124,300
Petroleos Mexicanos, 6.5%, 2041	127,000	159,703
PTT PLC, 3.375%, 2022 (z)	200,000	198,979
PTT PLC, 4.5%, 2042 (z)	200,000	200,647
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	171,296	188,683

		$2,800,470
Emerging Market Sovereign - 0.4%
Republic of Philippines, 6.375%, 2034	$126,000	$178,101
Republic of Slovakia, 4.375%, 2022 (n)	200,000	215,198

		$393,299
Energy - Independent - 3.4%
BreitBurn Energy Partners LP, 8.625%, 2020	$45,000	$48,488
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	55,000	56,513
Carrizo Oil & Gas, Inc., 8.625%, 2018	40,000	42,500
Chaparral Energy, Inc., 7.625%, 2022	115,000	118,163
Chesapeake Energy Corp., 6.875%, 2020	85,000	89,675
Concho Resources, Inc., 8.625%, 2017	60,000	65,325
Concho Resources, Inc., 6.5%, 2022	115,000	125,350
Continental Resources, Inc., 8.25%, 2019	100,000	112,500
Denbury Resources, Inc., 8.25%, 2020	150,000	169,500
Energy XXI Gulf Coast, Inc., 9.25%, 2017	155,000	174,763
EP Energy LLC, 9.375%, 2020	230,000	254,725
EPL Oil & Gas, Inc., 8.25%, 2018 (z)	30,000	29,775
EQT Corp., 4.875%, 2021	198,000	213,915
EXCO Resources, Inc., 7.5%, 2018	85,000	80,325
Harvest Operations Corp., 6.875%, 2017	155,000	170,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Hess Corp., 8.125%, 2019	$120,000	$158,944
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	35,000	38,325
Laredo Petroleum, Inc., 9.5%, 2019	65,000	72,800
LINN Energy LLC, 6.5%, 2019	35,000	35,525
LINN Energy LLC, 8.625%, 2020	75,000	81,938
LINN Energy LLC, 7.75%, 2021	72,000	75,960
MEG Energy Corp., 6.5%, 2021 (n)	30,000	31,313
Newfield Exploration Co., 6.875%, 2020	100,000	107,625
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	293,000	254,910
Plains Exploration & Production Co., 8.625%, 2019	95,000	105,925
Plains Exploration & Production Co., 6.5%, 2020	35,000	35,700
Plains Exploration & Production Co., 6.75%, 2022	50,000	51,500
QEP Resources, Inc., 6.875%, 2021	180,000	206,550
Range Resources Corp., 8%, 2019	65,000	71,500
Range Resources Corp., 5%, 2022	30,000	31,275
Samson Investment Co., 9.75%, 2020 (n)	55,000	58,163
SandRidge Energy, Inc., 8%, 2018 (n)	165,000	174,488
SM Energy Co., 6.5%, 2021	90,000	94,950
Talisman Energy, Inc., 7.75%, 2019	50,000	64,503
Whiting Petroleum Corp., 6.5%, 2018	60,000	64,650

		$3,568,561
Energy - Integrated - 1.3%
BP Capital Markets PLC, 4.5%, 2020	$106,000	$122,884
BP Capital Markets PLC, 4.742%, 2021	240,000	281,793
Cenovus Energy, Inc., 4.5%, 2014	140,000	148,919
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	142,000	164,905
Petro-Canada, 6.05%, 2018	500,000	610,224

		$1,328,725
Engineering - Construction - 0.1%
BakerCorp International, Inc., 8.25%, 2019	$75,000	$75,375

Entertainment - 0.5%
AMC Entertainment, Inc., 8.75%, 2019	$155,000	$170,500
AMC Entertainment, Inc., 9.75%, 2020	95,000	106,875
Cedar Fair LP, 9.125%, 2018	60,000	67,950
Cinemark USA, Inc., 8.625%, 2019	135,000	149,175

		$494,500
Financial Institutions - 3.2%
Ally Financial, Inc., 5.5%, 2017	$225,000	$239,625
CIT Group, Inc., 5.25%, 2014 (n)	135,000	139,725

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
CIT Group, Inc., 5.25%, 2018	$110,000	$116,738
CIT Group, Inc., 6.625%, 2018 (n)	232,000	259,840
CIT Group, Inc., 5.5%, 2019 (n)	110,000	117,150
General Electric Capital Corp., 6%, 2019	130,000	158,996
General Electric Capital Corp., 5.5%, 2020	250,000	298,887
General Electric Capital Corp., FRN, 1.201%, 2014	300,000	302,408
GMAC, Inc., 8%, 2031	20,000	25,400
Icahn Enterprises LP, 8%, 2018	61,000	64,813
International Lease Finance Corp., 4.875%, 2015	45,000	46,125
International Lease Finance Corp., 8.625%, 2015	45,000	50,119
International Lease Finance Corp., 7.125%, 2018 (n)	152,000	175,940
LeasePlan Corp. N.V., 3%, 2017 (n)	280,000	283,248
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	135,000	145,631
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	35,000	38,938
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	30,000	31,088
NYSE Euronext, 2%, 2017	224,000	230,651
PHH Corp., 9.25%, 2016	85,000	98,919
PHH Corp., 7.375%, 2019	65,000	70,525
SLM Corp., 8.45%, 2018	170,000	197,625
SLM Corp., 8%, 2020	195,000	222,788
SLM Corp., 7.25%, 2022	15,000	16,463

		$3,331,642
Food & Beverages - 2.5%
Anheuser-Busch InBev S.A., 7.75%, 2019	$370,000	$497,206
ARAMARK Corp., 8.5%, 2015	300,000	303,378
B&G Foods, Inc., 7.625%, 2018	155,000	167,013
Campbell Soup Co., 2.5%, 2022	168,000	167,911
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)	30,000	31,125
Kraft Foods Group, Inc., 6.125%, 2018 (n)	130,000	160,227
Mead Johnson Nutrition Co., “A”, 4.9%, 2019	85,000	97,712
Mondelez International, Inc., 6.75%, 2014	150,000	160,854
Pernod Ricard S.A., 5.75%, 2021 (n)	156,000	186,090
Pinnacle Foods Finance LLC, 8.25%, 2017	25,000	26,250
SABMiller Holdings, Inc., 3.75%, 2022 (n)	414,000	449,382
TreeHouse Foods, Inc., 7.75%, 2018	80,000	87,600
Tyson Foods, Inc., 4.5%, 2022	202,000	217,594

		$2,552,342
Food & Drug Stores - 0.6%
CVS Caremark Corp., 3.25%, 2015	$180,000	$191,043
CVS Caremark Corp., 5.75%, 2041	350,000	432,159

		$623,202

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Forest & Paper Products - 0.4%
Ainsworth Lumber Co. Ltd., 7.5%, 2017 (z)		$10,000	$10,300
Boise, Inc., 8%, 2020		95,000	103,313
Georgia-Pacific Corp., 8%, 2024		10,000	14,151
Graphic Packaging Holding Co., 7.875%, 2018		60,000	66,300
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	100,000	143,574
Tembec Industries, Inc., 11.25%, 2018		$40,000	42,100
Xerium Technologies, Inc., 8.875%, 2018		33,000	28,215

			$407,953
Gaming & Lodging - 1.9%
Caesars Operating Escrow LLC, 8.5%, 2020 (n)		$150,000	$147,000
Choice Hotels International, Inc., 5.75%, 2022		15,000	16,425
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		115,000	72
GWR Operating Partnership LLP, 10.875%, 2017		50,000	57,125
Harrah’s Operating Co., Inc., 11.25%, 2017		115,000	123,553
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		25,000	27,438
Isle of Capri Casinos, Inc., 8.875%, 2020		85,000	89,994
Marriott International, Inc., 5.625%, 2013		230,000	232,061
MGM Mirage, 10.375%, 2014		15,000	16,763
MGM Mirage, 6.625%, 2015		35,000	37,275
MGM Resorts International, 11.375%, 2018		105,000	124,688
MGM Resorts International, 9%, 2020		185,000	205,813
Penn National Gaming, Inc., 8.75%, 2019		145,000	165,481
Pinnacle Entertainment, Inc., 8.75%, 2020		50,000	54,500
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)		15,000	16,088
Seven Seas Cruises S. DE R.L., 9.125%, 2019		115,000	119,600
Viking Cruises Ltd., 8.5%, 2022 (n)		65,000	68,900
Wyndham Worldwide Corp., 6%, 2016		1,000	1,138
Wyndham Worldwide Corp., 5.75%, 2018		250,000	280,659
Wyndham Worldwide Corp., 7.375%, 2020		55,000	67,042
Wynn Las Vegas LLC, 7.75%, 2020		90,000	103,275

			$1,954,890
Industrial - 1.3%
Altra Holdings, Inc., 8.125%, 2016		$58,000	$61,666
Cornell University, 4.35%, 2014		240,000	250,747
Johns Hopkins University, 5.25%, 2019		470,000	567,487
Mueller Water Products, Inc., 8.75%, 2020		71,000	80,940
Princeton University, 4.95%, 2019		310,000	372,849
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		50,000	53,500

			$1,387,189

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - 2.0%
American International Group, Inc., 8.25%, 2018		$100,000	$130,071
American International Group, Inc., 8.175% to 2038, FRN to 2068		255,000	318,750
Metlife, Inc., 1.756%, 2017		82,000	83,356
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		180,000	191,973
Principal Financial Group, Inc., 8.875%, 2019		250,000	341,526
Prudential Financial, Inc., 6.2%, 2015		450,000	497,755
Unum Group, 7.125%, 2016		445,000	526,408

			$2,089,839
Insurance - Health - 0.1%
AMERIGROUP Corp., 7.5%, 2019		$45,000	$52,650

Insurance - Property & Casualty - 2.8%
Aon Corp., 3.5%, 2015		$350,000	$369,826
AXIS Capital Holdings Ltd., 5.75%, 2014		400,000	428,698
CNA Financial Corp., 5.875%, 2020		390,000	459,005
Liberty Mutual Group, Inc., 4.95%, 2022 (n)		299,000	324,590
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		150,000	222,750
PartnerRe Ltd., 5.5%, 2020		257,000	291,400
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		310,000	319,503
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)		500,000	533,750

			$2,949,522
International Market Quasi-Sovereign - 2.4%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$450,000	$553,141
ING Bank N.V., 3.9%, 2014 (n)		530,000	552,338
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		700,000	700,000
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		236,000	248,862
Vestjysk Bank A/S, FRN, 0.938%, 2013 (n)		240,000	240,427
Westpac Banking Corp., 3.45%, 2014 (n)		220,000	230,824

			$2,525,592
International Market Sovereign - 9.8%
Commonwealth of Australia, 5.75%, 2021	AUD	77,000	$96,624
Federal Republic of Germany, 3.75%, 2015	EUR	483,000	677,069
Federal Republic of Germany, 4.25%, 2018	EUR	196,000	306,603
Federal Republic of Germany, 6.25%, 2030	EUR	164,000	341,668
Government of Bermuda, 5.603%, 2020 (n)		$115,000	134,838
Government of Canada, 4.5%, 2015	CAD	171,000	186,524
Government of Canada, 4.25%, 2018	CAD	90,000	104,544
Government of Canada, 5.75%, 2033	CAD	31,000	49,080
Government of Japan, 1.7%, 2017	JPY	67,550,000	873,797
Government of Japan, 1.1%, 2020	JPY	34,350,000	437,897

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Government of Japan, 2.1%, 2024	JPY	16,150,000	$221,979
Government of Japan, 2.2%, 2027	JPY	38,550,000	527,251
Government of Japan, 2.4%, 2037	JPY	40,550,000	548,628
Kingdom of Belgium, 5.5%, 2017	EUR	229,000	362,359
Kingdom of Denmark, 3%, 2021	DKK	467,000	94,776
Kingdom of Spain, 4.6%, 2019	EUR	338,000	436,465
Kingdom of Sweden, 5%, 2020	SEK	315,000	60,412
Kingdom of the Netherlands, 3.75%, 2014	EUR	378,000	520,678
Kingdom of the Netherlands, 5.5%, 2028	EUR	45,000	83,600
Republic of Austria, 4.65%, 2018	EUR	158,000	245,516
Republic of Finland, 3.875%, 2017	EUR	46,000	69,134
Republic of France, 6%, 2025	EUR	107,000	195,323
Republic of France, 4.75%, 2035	EUR	229,000	383,820
Republic of Iceland, 4.875%, 2016 (n)		$166,000	174,300
Republic of Ireland, 4.6%, 2016	EUR	97,000	134,669
Republic of Italy, 4.25%, 2015	EUR	181,000	246,201
Republic of Italy, 5.25%, 2017	EUR	539,000	760,715
Republic of Italy, 3.75%, 2021	EUR	217,000	276,657
State of Israel, 4%, 2022		$504,000	545,832
United Kingdom Treasury, 8%, 2015	GBP	216,000	425,178
United Kingdom Treasury, 8%, 2021	GBP	160,000	391,919
United Kingdom Treasury, 4.25%, 2036	GBP	148,000	293,552

			$10,207,608
Internet - 0.2%
Baidu, Inc., 3.5%, 2022		$200,000	$202,424

Local Authorities - 0.3%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$310,000	$310,601

Machinery & Tools - 0.8%
Case New Holland, Inc., 7.875%, 2017		$350,000	$412,125
CNH America LLC, 7.25%, 2016		50,000	56,250
CNH Capital LLC, 3.875%, 2015 (n)		20,000	20,525
H&E Equipment Services LLC, 7%, 2022 (n)		35,000	36,925
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		85,000	91,481
RSC Equipment Rental, Inc., 8.25%, 2021		115,000	128,800
UR Financing Escrow Corp., 5.75%, 2018 (n)		45,000	48,488
UR Financing Escrow Corp., 7.625%, 2022 (n)		45,000	49,838

			$844,432

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 9.5%
ABN AMRO Bank N.V., 3%, 2014 (n)	$400,000	$408,214
ABN AMRO Bank N.V., 4.25%, 2017 (n)	400,000	436,228
Bank of America Corp., 7.375%, 2014	280,000	304,048
Bank of America Corp., 6.5%, 2016	430,000	499,471
Barclays Bank PLC, 5.125%, 2020	340,000	388,262
Barclays Bank PLC, FRN, 1.38%, 2014	190,000	191,055
Commonwealth Bank of Australia, 5%, 2019 (n)	320,000	374,314
Credit Suisse New York, 5.5%, 2014	490,000	522,192
Credit Suisse New York, FRN, 1.3%, 2014	250,000	251,587
DBS Bank Ltd., 2.35%, 2017 (n)	400,000	416,182
Goldman Sachs Group, Inc., 6%, 2014	200,000	213,541
Goldman Sachs Group, Inc., 5.75%, 2022	409,000	485,476
HSBC Holdings PLC, 4%, 2022	352,000	386,851
HSBC USA, Inc., 4.875%, 2020	360,000	402,088
ING Bank N.V., 3.75%, 2017 (n)	407,000	432,433
ING Bank N.V., FRN, 1.438%, 2013 (n)	380,000	380,790
Intesa Sanpaolo S.p.A., FRN, 2.711%, 2014 (n)	200,000	199,762
JPMorgan Chase & Co., 2%, 2017	150,000	152,818
JPMorgan Chase & Co., 4.625%, 2021	360,000	411,758
Macquarie Bank Ltd., 5%, 2017 (n)	167,000	182,164
Macquarie Group Ltd., 6%, 2020 (n)	230,000	249,757
Merrill Lynch & Co., Inc., 6.4%, 2017	40,000	46,857
Morgan Stanley, 6%, 2014	160,000	169,619
Morgan Stanley, 7.3%, 2019	110,000	133,512
Morgan Stanley, 5.625%, 2019	180,000	203,005
Morgan Stanley, FRN, 1.915%, 2014	260,000	261,611
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	210,000	209,475
Royal Bank of Scotland PLC, 2.55%, 2015	94,000	96,185
Santander International Debt S.A., 2.991%, 2013 (n)	500,000	502,924
Standard Chartered PLC, 3.85%, 2015 (n)	290,000	306,774
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	141,000	161,974
Westpac Banking Corp., 2%, 2017	450,000	465,267

		$9,846,194
Medical & Health Technology & Services - 3.4%
AmSurg Corp., 5.625%, 2020 (z)	$20,000	$20,200
Aristotle Holding, Inc., 3.9%, 2022 (n)	200,000	215,598
Biomet, Inc., 6.5%, 2020 (n)	90,000	94,050
Cardinal Health, Inc., 5.8%, 2016	279,000	326,666
Davita, Inc., 6.375%, 2018	160,000	171,200
Davita, Inc., 6.625%, 2020	120,000	129,150
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	65,000	74,913
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	75,000	80,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 8.5%, 2019	$270,000	$303,075
HCA, Inc., 7.5%, 2022	170,000	193,375
HCA, Inc., 5.875%, 2022	70,000	76,125
HealthSouth Corp., 8.125%, 2020	325,000	357,500
Hologic, Inc., 6.25%, 2020 (n)	30,000	31,875
Hospira, Inc., 6.05%, 2017	130,000	151,955
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	115,000	108,675
McKesson Corp., 3.25%, 2016	340,000	366,317
Physio-Control International, Inc., 9.875%, 2019 (n)	55,000	60,088
Select Medical Corp., 7.625%, 2015	14,000	14,105
Tenet Healthcare Corp., 9.25%, 2015	65,000	73,288
Tenet Healthcare Corp., 8%, 2020	40,000	42,900
Thermo Fisher Scientific, Inc., 3.15%, 2023	483,000	497,105
Universal Health Services, Inc., 7%, 2018	70,000	75,600
Universal Hospital Services, Inc., 7.625%, 2020 (n)	80,000	83,200

		$3,547,023
Metals & Mining - 0.8%
Arch Coal, Inc., 7.25%, 2020	$70,000	$62,825
Cloud Peak Energy, Inc., 8.25%, 2017	175,000	188,125
Cloud Peak Energy, Inc., 8.5%, 2019	15,000	16,275
Consol Energy, Inc., 8%, 2017	165,000	176,550
Consol Energy, Inc., 8.25%, 2020	65,000	69,388
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	70,000	71,575
Peabody Energy Corp., 6%, 2018	40,000	41,800
Peabody Energy Corp., 6.25%, 2021	40,000	41,500
Vale Overseas Ltd., 4.375%, 2022	141,000	149,344

		$817,382
Mortgage-Backed - 1.7%
Fannie Mae, 6.5%, 2036 (f)	$316,013	$359,263
Fannie Mae, 6%, 2037	210,405	231,230
Freddie Mac, 4.224%, 2020	275,759	322,775
Ginnie Mae, 9%, 2016	22,527	24,749
Ginnie Mae, 11%, 2019	437	439
Ginnie Mae, 5.612%, 2058	408,767	436,045
Ginnie Mae, 6.357%, 2058	332,279	357,810

		$1,732,311
Natural Gas - Distribution - 0.5%
AmeriGas Finance LLC, 6.75%, 2020	$80,000	$87,200
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	55,000	53,350
GDF Suez, 1.625%, 2017 (n)	380,000	382,029

		$522,579

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Pipeline - 3.2%
Atlas Pipeline Partners LP, 8.75%, 2018	$150,000	$160,125
Colorado Interstate Gas Co., 6.8%, 2015	32,000	37,248
Crosstex Energy, Inc., 8.875%, 2018	145,000	157,325
El Paso Corp., 7%, 2017	145,000	165,732
El Paso Corp., 7.75%, 2032	150,000	175,997
Enbridge Energy Partners LP, 4.2%, 2021	400,000	432,740
Energy Transfer Equity LP, 7.5%, 2020	125,000	141,875
Energy Transfer Partners LP, 6.5%, 2042	348,000	406,866
Enterprise Products Partners LP, 5.65%, 2013	500,000	507,353
Enterprise Products Partners LP, 6.3%, 2017	400,000	487,512
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	59,000	66,818
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	38,000	42,845
Inergy Midstream LP, 6%, 2020 (z)	30,000	30,525
Kinder Morgan Energy Partners LP, 6.375%, 2041	360,000	443,912
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	48,000	46,560

		$3,303,433
Network & Telecom - 2.7%
AT&T, Inc., 3.875%, 2021	$480,000	$539,014
British Telecommunications PLC, 5.15%, 2013	255,000	256,301
Centurylink, Inc., 7.65%, 2042	267,000	278,520
Cincinnati Bell, Inc., 8.25%, 2017	30,000	32,025
Citizens Communications Co., 9%, 2031	60,000	63,750
France Telecom, 4.375%, 2014	240,000	252,757
Frontier Communications Corp., 8.125%, 2018	90,000	102,375
Qwest Communications International, Inc., 7.125%, 2018 (n)	95,000	99,913
Qwest Corp., 7.5%, 2014	95,000	104,390
Telefonica Emisiones S.A.U., 2.582%, 2013	500,000	501,875
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	35,000	36,225
Verizon Communications, Inc., 8.75%, 2018	286,000	399,748
Windstream Corp., 8.125%, 2018	15,000	16,275
Windstream Corp., 7.75%, 2020	85,000	89,675

		$2,772,843
Oil Services - 1.5%
Bristow Group, Inc., 6.25%, 2022	$40,000	$42,400
Chesapeake Energy Corp., 6.625%, 2019 (n)	35,000	32,900
Dresser-Rand Group, Inc., 6.5%, 2021	40,000	42,000
Edgen Murray Corp., 8.75%, 2020 (n)	80,000	80,000
Pioneer Energy Services Corp., 9.875%, 2018	70,000	75,775
Rosneft, 3.149%, 2017 (z)	200,000	202,000
Rosneft, 4.199%, 2022 (z)	285,000	288,420
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	65,000	65,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - continued
Transocean, Inc., 2.5%, 2017	$139,000	$139,738
Transocean, Inc., 6%, 2018	400,000	466,154
Unit Corp., 6.625%, 2021 (n)	45,000	45,788
Unit Corp., 6.625%, 2021	60,000	61,050

		$1,541,875
Other Banks & Diversified Financials - 6.1%
American Express Centurion Bank, 5.5%, 2013	$250,000	$254,499
Bancolombia S.A., 5.95%, 2021	102,000	117,555
Bancolombia S.A., 5.125%, 2022	12,000	12,450
BB&T Corp., 2.05%, 2014	300,000	305,804
BBVA Banco Continental S.A., 5%, 2022 (n)	10,000	10,763
BBVA Senior Finance S.A. Unipersonal, FRN, 2.435%, 2014	300,000	298,520
Capital One Financial Corp., FRN, 1.49%, 2014	370,000	374,175
Citigroup, Inc., 6.375%, 2014	230,000	249,197
Citigroup, Inc., 6.01%, 2015	200,000	219,107
Citigroup, Inc., 8.5%, 2019	173,000	231,466
Danske Bank A/S, 3.75%, 2015 (n)	510,000	533,848
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	243,000	278,774
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	100,000	105,750
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	205,000	239,973
PKO Finance AB, 4.63%, 2022 (n)	13,000	13,390
Rabobank Nederland N.V., 3.375%, 2017	242,000	260,241
Rabobank Nederland N.V., 3.95%, 2022	384,000	389,163
Santander Holdings USA, Inc., 4.625%, 2016	50,000	53,126
Santander UK PLC, 8.963% to 2030, FRN to 2049	200,000	223,000
SunTrust Banks, Inc., 3.5%, 2017	288,000	311,157
Svenska Handelsbanken AB, 4.875%, 2014 (n)	580,000	609,812
Swedbank AB, 2.125%, 2017 (n)	269,000	272,976
U.S. Bancorp, 2.95%, 2022	192,000	196,560
Union Bank, 3%, 2016	690,000	731,428

		$6,292,734
Pharmaceuticals - 1.3%
AbbVie, Inc., 2.9%, 2022 (n)	$330,000	$336,978
Celgene Corp., 2.45%, 2015	130,000	135,146
Celgene Corp., 3.95%, 2020	300,000	328,486
Pfizer, Inc., 6.2%, 2019	275,000	351,093
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	95,000	103,313
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	55,000	60,019

		$1,315,035

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pollution Control - 0.5%
Heckmann Corp., 9.875%, 2018	$70,000	$71,225
Republic Services, Inc., 5.25%, 2021	320,000	381,481
Rough Rider Escrow, Inc., 9.875%, 2018 (n)	25,000	25,250

		$477,956
Precious Metals & Minerals - 0.1%
IAMGOLD Corp., 6.75%, 2020 (n)	$73,000	$71,540

Printing & Publishing - 0.3%
American Media, Inc., 13.5%, 2018 (z)	$9,917	$8,628
Nielsen Finance LLC, 7.75%, 2018	85,000	94,775
Nielsen Finance LLC, 4.5%, 2020 (n)	45,000	44,888
Pearson Funding Four PLC, 3.75%, 2022 (n)	201,000	213,629

		$361,920
Railroad & Shipping - 0.9%
Canadian Pacific Railway Co., 7.25%, 2019	$250,000	$313,734
CSX Corp., 4.1%, 2044	605,000	598,679
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	40,000	45,000

		$957,413
Real Estate - 2.8%
Boston Properties LP, REIT, 3.7%, 2018	$193,000	$209,462
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	45,000	43,200
DDR Corp., REIT, 4.625%, 2022	364,000	396,262
Entertainment Properties Trust, REIT, 7.75%, 2020	85,000	99,020
ERP Operating, REIT, 5.125%, 2016	450,000	502,695
HCP, Inc., REIT, 5.375%, 2021	283,000	325,637
Health Care REIT, Inc., 2.25%, 2018	119,000	118,976
Kennedy Wilson, Inc., 8.75%, 2019	40,000	42,700
Kimco Realty Corp., REIT, 6.875%, 2019	82,000	101,719
MPT Operating Partnership LP, REIT, 6.875%, 2021	80,000	86,800
MPT Operating Partnership LP, REIT, 6.375%, 2022	45,000	47,025
Simon Property Group, Inc., REIT, 6.1%, 2016	500,000	581,190
WEA Finance LLC, REIT, 6.75%, 2019 (n)	250,000	309,474

		$2,864,160
Retailers - 2.9%
Academy Ltd., 9.25%, 2019 (n)	$50,000	$55,125
AutoZone, Inc., 6.5%, 2014	420,000	445,117
Burlington Coat Factory Warehouse Corp., 10%, 2019	95,000	104,025
Dollar General Corp., 4.125%, 2017	247,000	259,350
Gap, Inc., 5.95%, 2021	379,000	432,288
J. Crew Group, Inc., 8.125%, 2019	80,000	84,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Kohl’s Corp., 3.25%, 2023	$319,000	$317,468
Limited Brands, Inc., 6.9%, 2017	70,000	80,675
Limited Brands, Inc., 7%, 2020	35,000	39,900
Limited Brands, Inc., 6.95%, 2033	40,000	40,300
Macy’s, Inc., 7.875%, 2015	330,000	386,619
Pantry, Inc., 8.375%, 2020 (n)	40,000	41,300
QVC, Inc., 7.375%, 2020 (n)	70,000	77,602
Rite Aid Corp., 9.25%, 2020	65,000	66,300
Sally Beauty Holdings, Inc., 6.875%, 2019	40,000	44,500
Staples, Inc., 9.75%, 2014	260,000	284,365
Toys “R” Us Property Co. II LLC, 8.5%, 2017	55,000	58,713
Toys “R” Us, Inc., 10.75%, 2017	145,000	158,050
Yankee Acquisition Corp., 8.5%, 2015	2,000	2,015
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	45,000	46,575

		$3,024,287
Specialty Chemicals - 0.0%
Koppers, Inc., 7.875%, 2019	$35,000	$38,456

Specialty Stores - 0.2%
Gymboree Corp., 9.125%, 2018	$40,000	$36,700
Michaels Stores, Inc., 11.375%, 2016	70,000	73,238
Michaels Stores, Inc., 7.75%, 2018	115,000	124,631

		$234,569
Supermarkets - 0.4%
Safeway, Inc., 6.25%, 2014	$400,000	$423,420
SUPERVALU, Inc., 7.5%, 2014	30,000	28,350

		$451,770
Supranational - 0.4%
Corporacion Andina de Fomento, 4.375%, 2022	$420,000	$455,364

Telecommunications - Wireless - 2.5%
America Movil S.A.B. de C.V., 3.125%, 2022	$200,000	$205,340
American Tower Corp., REIT, 4.625%, 2015	180,000	192,821
American Tower Corp., REIT, 4.7%, 2022	328,000	362,329
Clearwire Corp., 12%, 2015 (n)	65,000	68,575
Cricket Communications, Inc., 7.75%, 2020	85,000	87,763
Crown Castle International Corp., 9%, 2015	65,000	68,981
Crown Castle International Corp., 7.125%, 2019	250,000	275,625
Crown Castle Towers LLC, 6.113%, 2020 (n)	363,000	441,610
MetroPCS Wireless, Inc., 7.875%, 2018	75,000	81,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Rogers Communications, Inc., 6.8%, 2018	$200,000	$251,994
Sprint Capital Corp., 6.875%, 2028	100,000	103,000
Sprint Nextel Corp., 6%, 2016	140,000	151,900
Sprint Nextel Corp., 8.375%, 2017	95,000	110,200
Sprint Nextel Corp., 9%, 2018 (n)	25,000	30,813
Sprint Nextel Corp., 6%, 2022	80,000	80,600
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	130,000	132,925

		$2,645,476
Telephone Services - 0.2%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$40,000	$43,400
Level 3 Financing, Inc., 9.375%, 2019	65,000	72,638
Level 3 Financing, Inc., 7%, 2020 (n)	25,000	25,438
Level 3 Financing, Inc., 8.625%, 2020	40,000	43,500

		$184,976
Tobacco - 2.0%
Altria Group, Inc., 9.25%, 2019	$138,000	$192,249
B.A.T. International Finance PLC, 3.25%, 2022 (n)	618,000	642,627
Lorillard Tobacco Co., 8.125%, 2019	194,000	248,649
Lorillard Tobacco Co., 6.875%, 2020	170,000	207,684
Reynolds American, Inc., 6.75%, 2017	300,000	366,441
Reynolds American, Inc., 4.75%, 2042	403,000	408,804

		$2,066,454
Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019	$79,000	$75,445

Transportation - Services - 1.3%
ACL I Corp., 10.625%, 2016 (p)	$105,710	$102,564
Avis Budget Car Rental LLC, 8.25%, 2019	65,000	71,906
Avis Budget Car Rental LLC, 9.75%, 2020	35,000	40,250
CEVA Group PLC, 8.375%, 2017 (n)	155,000	150,350
Commercial Barge Line Co., 12.5%, 2017	185,000	203,968
ERAC USA Finance Co., 6.375%, 2017 (n)	340,000	415,576
HDTFS, Inc., 5.875%, 2020 (n)	15,000	15,488
Navios Maritime Acquisition Corp., 8.625%, 2017	115,000	108,100
Navios Maritime Holdings, Inc., 8.875%, 2017	100,000	101,750
Swift Services Holdings, Inc., 10%, 2018	150,000	165,000

		$1,374,952
U.S. Government Agencies and Equivalents - 0.0%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$20,000	$21,415

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - 5.9%
AES Corp., 8%, 2017	$260,000	$298,350
Allegheny Energy, Inc., 5.75%, 2019 (n)	340,000	372,046
Atlantic Power Corp., 9%, 2018	4,000	4,200
Calpine Corp., 8%, 2016 (n)	105,000	112,088
Calpine Corp., 7.875%, 2020 (n)	203,000	225,330
CMS Energy Corp., 4.25%, 2015	250,000	265,893
CMS Energy Corp., 5.05%, 2022	196,000	217,641
Covanta Holding Corp., 7.25%, 2020	70,000	77,119
Covanta Holding Corp., 6.375%, 2022	25,000	27,110
DPL, Inc., 7.25%, 2021	45,000	47,475
Duke Energy Corp., 3.35%, 2015	380,000	403,498
Enel Finance International S.A., 5.7%, 2013 (n)	300,000	301,800
Enel Finance International S.A., 6.25%, 2017 (n)	260,000	288,051
Energy Future Holdings Corp., 10%, 2020	85,000	90,313
Energy Future Holdings Corp., 10%, 2020	368,000	410,320
Energy Future Holdings Corp., 11.75%, 2022 (n)	80,000	81,400
Exelon Generation Co. LLC, 5.2%, 2019	150,000	172,652
GenOn Energy, Inc., 9.875%, 2020	145,000	164,213
Georgia Power Co., 6%, 2013	150,000	157,260
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	440,000	452,456
NRG Energy, Inc., 8.25%, 2020	235,000	260,850
Oncor Electric Delivery Co., 4.1%, 2022	302,000	327,800
PPL WEM Holdings PLC, 3.9%, 2016 (n)	430,000	454,534
Progress Energy, Inc., 3.15%, 2022	452,000	462,052
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	45,000	33,300
TransAlta Corp., 4.5%, 2022	420,000	414,484

		$6,122,235
Total Bonds (Identified Cost, $107,530,753)		$115,524,301

Preferred Stocks - 0.1%
Other Banks & Diversified Financials - 0.1%
Ally Financial, Inc. 7%, (z)	50	$48,681
GMAC Capital Trust I, 8.125%	3,075	80,104
Total Preferred Stocks (Identified Cost, $125,004)		$128,785

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $93,781)	$95,000	$95,475

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.1%
Issuer	Shares/Par	Value ($)
Automotive - 0.1%
General Motors Co., 4.75% (Identified Cost, $78,500)	1,570	$63,538

	Strike Price	First Exercise
Warrants - 0.0%
Broadcasting - 0.0%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (a) (Identified Cost, $25,043)	$0.01	7/14/10	13	$44,850

Floating Rate Loans (g)(r) - 0.0%
Financial Institutions - 0.0%
Springleaf Financial Funding Co., Term Loan, 5.5%, 2017 (Identified Cost, $43,618)	$43,780	$43,169

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	2,303	$7,070

Broadcasting - 0.0%
New Young Broadcasting Holding Co., Inc. (a)	3	$10,350

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	2,541	$12,070
Total Common Stocks (Identified Cost, $67,744)		$29,490

Mutual Funds - 1.5%
MFS Institutional Money Market Portfolio, 0.17%, at Cost and Net Asset Value (v)	1,528,851	$1,528,851
Total Investments (Identified Cost, $109,493,294)		$117,458,459

Other Assets, Less Liabilities - (13.2)%		(13,716,062)
Net Assets - 100.0%		$103,742,397

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $29,566,255, representing 28.5% of net assets.

Portfolio of Investments – continued

(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ainsworth Lumber Co. Ltd., 7.5%, 2017	11/14/12	$10,000	$10,300
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	46,875	48,681
AmSurg Corp., 5.625%, 2020	11/15/12	20,000	20,200
American Media, Inc., 13.5%, 2018	12/22/10	10,048	8,628
Anthracite Ltd., “A”, CDO, FRN, 0.567%, 2019	1/28/10	91,091	114,577
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	11/06/12	24,751	24,875
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	11/06/12	70,000	70,350
Cox Communications, Inc., 3.25%, 2022	11/26/12	412,364	418,084
Crest Ltd., “A1” CDO, FRN, 0.842%, 2018	1/21/10	81,538	99,565
EPL Oil & Gas, Inc., 8.25%, 2018	11/27/12	30,000	29,775
Inergy Midstream LP, 6%, 2020	11/29/12	30,000	30,525
LBI Media, Inc., 8.5%, 2017	7/18/07	59,434	15,150
Local TV Finance LLC, 9.25%, 2015	5/02/07-11/30/10	82,308	82,789
PTT PLC, 3.375%, 2022	10/18/12	199,217	198,979
PTT PLC, 4.5%, 2042	10/18/12	197,408	200,647
Rosneft, 3.149%, 2017	11/29/12	200,000	202,000
Rosneft, 4.199%, 2022	11/29/12	285,000	288,420
Spectrum Brands Escrow Corp., 6.375%, 2020	11/01/12-11/28/12	30,619	31,125
Spectrum Brands Escrow Corp., 6.625%, 2022	11/01/12	5,000	5,238
Townsquare Radio LLC, 9%, 2019	3/30/12	39,628	43,600
Total Restricted Securities			$1,943,508
% of Net assets			1.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona

Derivative Contracts at 11/30/12

Forward Foreign Currency Exchange Contracts at 11/30/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International Bank	331,015	1/11/13	$337,464	$332,966	$4,498
SELL	DKK	Citibank N.A.	518,529	1/11/13	90,948	90,473	475

							$4,973

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	87,690	1/11/13	$88,947	$91,244	$(2,297)
SELL	EUR	Barclays Bank PLC	106,683	1/11/13	138,511	138,803	(292)
SELL	EUR	Deutsche Bank AG	276,531	1/11/13	356,319	359,788	(3,469)
SELL	EUR	UBS AG	377,268	1/11/13	486,239	490,855	(4,616)
SELL	GBP	Barclays Bank PLC	356,523	1/11/13	569,974	571,168	(1,194)
SELL	GBP	Deutsche Bank AG	356,523	1/11/13	569,869	571,168	(1,299)
BUY	JPY	Credit Suisse Group	31,109,946	1/11/13	397,963	377,553	(20,410)
BUY	JPY	Merrill Lynch International Bank	31,109,946	1/11/13	397,750	377,553	(20,197)
SELL	SEK	Deutsche Bank AG	383,803	1/11/13	57,444	57,624	(180)

							$(53,954)

Portfolio of Investments – continued

Futures Contracts Outstanding at 11/30/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	42	$5,612,906	March - 2013	$(7,107)

At November 30, 2012, the fund had liquid securities with an aggregate value of $51,502 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $107,964,443)	$115,929,608
Underlying affiliated funds, at cost and value	1,528,851
Total investments, at value (identified cost, $109,493,294)	$117,458,459
Cash	99,134
Receivables for
Forward foreign currency exchange contracts	4,973
Investments sold	1,053,249
Interest and dividends	1,494,958
Other assets	3,543
Total assets	$120,114,316
Liabilities
Notes payable	$15,100,000
Payables for
Distributions	23,734
Forward foreign currency exchange contracts	53,954
Daily variation margin on open futures contracts	4,594
Investments purchased	1,083,232
Payable to affiliates
Investment adviser	4,380
Transfer agent and dividend disbursing costs	562
Payable for independent Trustees’ compensation	1,750
Accrued interest expense	13,626
Accrued expenses and other liabilities	86,087
Total liabilities	$16,371,919
Net assets	$103,742,397
Net assets consist of
Paid-in capital	$101,509,602
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,910,518
Accumulated net realized gain (loss) on investments and foreign currency	(6,349,005)
Undistributed net investment income	671,282
Net assets	$103,742,397
Shares of beneficial interest outstanding	10,842,500
Net asset value per share (net assets of $103,742,397 / 10,842,500 shares of beneficial interest outstanding)	$9.57

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$5,857,242
Dividends	22,395
Dividends from underlying affiliated funds	1,820
Total investment income	$5,881,457
Expenses
Management fee	$757,516
Transfer agent and dividend disbursing costs	21,957
Administrative services fee	24,908
Independent Trustees’ compensation	16,466
Stock exchange fee	23,736
Custodian fee	18,707
Interest expense	144,534
Shareholder communications	39,796
Audit and tax fees	66,930
Legal fees	21,348
Miscellaneous	53,255
Total expenses	$1,189,153
Fees paid indirectly	(64)
Reduction of expenses by investment adviser	(358)
Net expenses	$1,188,731
Net investment income	$4,692,726
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,838,262
Futures contracts	(217,787)
Swap agreements	9,056
Foreign currency	40,057
Net realized gain (loss) on investments and foreign currency	$1,669,588
Change in unrealized appreciation (depreciation)
Investments	$5,767,306
Futures contracts	(7,107)
Swap agreements	(7,445)
Translation of assets and liabilities in foreign currencies	(11,666)
Net unrealized gain (loss) on investments and foreign currency translation	$5,741,088
Net realized and unrealized gain (loss) on investments and foreign currency	$7,410,676
Change in net assets from operations	$12,103,402

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2012	2011
Change in net assets
From operations
Net investment income	$4,692,726	$4,639,116
Net realized gain (loss) on investments and foreign currency	1,669,588	1,105,770
Net unrealized gain (loss) on investments and foreign currency translation	5,741,088	(3,019,524)
Change in net assets from operations	$12,103,402	$2,725,362
Distributions declared to shareholders
From net investment income	$(5,301,983)	$(5,229,114)
Change in net assets from fund share transactions	$—	$(520,365)
Total change in net assets	$6,801,419	$(3,024,117)
Net assets
At beginning of period	96,940,978	99,965,095
At end of period (including undistributed net investment income of $671,282 and $327,299, respectively)	$103,742,397	$96,940,978

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/12

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$12,103,402
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(57,720,589)
Proceeds from disposition of investment securities	53,429,635
Payments for futures contracts and swap agreements	(208,731)
Purchases of short-term investments, net	(1,528,851)
Realized gain/loss on investments	(1,838,262)
Realized gain/loss on futures contracts and swap agreements	208,731
Unrealized appreciation/depreciation on investments	(5,767,306)
Unrealized appreciation/depreciation on foreign currency contracts	18,921
Unrealized appreciation/depreciation on swaps	7,445
Net amortization/accretion of income	362,836
Decrease in interest and dividends receivable	61,724
Increase in accrued expenses and other liabilities	29,754
Increase in payable for daily variation margin on open futures contracts	4,594
Decrease in other assets	1,260
Net cash used by operating activities	$(835,437)
Cash flows from financing activities:
Distributions paid in cash	(5,307,539)
Increase in notes payable	6,000,000
Increase in interest payable	5,932
Net cash provided by financing activities	$698,393
Net decrease in cash	$(137,044)
Cash:
Beginning of period	$236,178
End of period	$99,134

Supplemental disclosure of cash flow information:

Cash paid during the year for interest $138,602.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.94	$9.17	$8.86	$7.62	$9.03
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.47	$0.49	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	0.69	(0.19)	0.33	1.50	(1.36)
Total from investment operations	$1.12	$0.24	$0.80	$1.99	$(0.90)
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.48)	$(0.49)	$(0.63)	$(0.51)
From tax return of capital	—	—	—	(0.12)	—
Total distributions declared to shareholders	$(0.49)	$(0.48)	$(0.49)	$(0.75)	$(0.51)
Net increase from repurchase of capital shares	$—	$0.01	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period (x)	$9.57	$8.94	$9.17	$8.86	$7.62
Market value, end of period	$8.86	$8.10	$8.38	$7.98	$5.94
Total return at market value (%)	15.75	2.45	11.47	48.70	(22.46)
Total return at net asset value (%) (j)(r)(s)(x)	13.28	3.33	9.86	28.70	(9.78)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.07	1.11	1.18	1.17
Expenses after expense reductions (f)	1.18	1.07	1.10	1.18	1.17
Net investment income	4.64	4.67	5.23	6.05	5.35
Portfolio turnover	43	38	50	63	63
Net assets at end of period (000 omitted)	$103,742	$96,941	$99,965	$96,625	$83,554

Financial Highlights – continued

	Years ended 11/30
	2012	2011	2010	2009	2008
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	1.03	0.98	1.00	1.09	N/A
Senior Securities:
Total notes payable outstanding (000 omitted)	$15,100	$9,100	$8,000	$8,000	$1,000
Asset coverage per $1,000 of indebtedness (k)	$7,870	$11,653	$13,496	$13,078	$84,554

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS InterMarket Income Trust I (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such

Notes to Financial Statements – continued

securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$150,712	$103,881	$12,070	$266,663
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	21,415	—	21,415
Non-U.S. Sovereign Debt	—	16,382,333	—	16,382,333
Corporate Bonds	—	72,270,562	—	72,270,562
Residential Mortgage-Backed Securities	—	2,036,650	—	2,036,650
Asset-Backed Securities (including CDOs)	—	570,601	—	570,601
Foreign Bonds	—	24,338,215	—	24,338,215
Floating Rate Loans	—	43,169	—	43,169
Mutual Funds	1,528,851	—	—	1,528,851
Total Investments	$1,679,563	$115,766,826	$12,070	$117,458,459

Other Financial Instruments
Futures Contracts	$(7,107)	$—	$—	$(7,107)
Forward Foreign Currency Exchange Contracts	—	(48,981)	—	(48,981)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/11	$30,212
Change in unrealized appreciation (depreciation)	(18,142)
Balance as of 11/30/12	$12,070

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at November 30, 2012 is $(18,142).

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(7,107)
Foreign Exchange	Forward Foreign Currency Exchange	4,973	(53,954)
Total		$4,973	$(61,061)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency
Interest Rate	$(217,787)	$—	$—
Foreign Exchange	—	—	57,067
Credit	—	9,056	—
Total	$(217,787)	$9,056	$57,067

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(7,107)	$—	$—
Foreign Exchange	—	—	(18,921)
Credit	—	(7,445)	—
Total	$(7,107)	$(7,445)	$(18,921)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange

Notes to Financial Statements – continued

contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit

Notes to Financial Statements – continued

risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in

Notes to Financial Statements – continued

an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/12	11/30/11
Ordinary income (including any short-term capital gains)	$5,301,983	$5,229,114

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/12
Cost of investments	$110,087,728
Gross appreciation	8,282,117
Gross depreciation	(911,386)
Net unrealized appreciation (depreciation)	$7,370,731
Undistributed ordinary income	653,245
Capital loss carryforwards	(5,726,389)
Post-October capital loss deferral	(35,289)
Other temporary differences	(29,503)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
11/30/14	$(29,288)
11/30/16	(1,946,452)
11/30/17	(3,750,649)
Total	$(5,726,389)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2012, these fees paid to MFSC amounted to $6,704.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2012 was equivalent to an annual effective rate of 0.0247% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Deferred Trustee Compensation – Prior to MFS’ appointment as investment adviser to the fund, the fund’s former independent Trustees participated in a Deferred Compensation Plan (the “Former Colonial Trustees Plan” or “Plan”). The fund’s current independent Trustees are not allowed to defer compensation under the Former Colonial Trustees Plan. Amounts deferred under the Plan are invested in shares of certain non-MFS funds selected by the former independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $1,681 of deferred Trustees’ compensation. There is no current year expense associated with the Former Colonial Trustees Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $918 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $358, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$512,722
Investments (non-U.S. Government securities)	$52,397,266	$47,437,374

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the year ended November 30, 2012, there were no transactions in fund shares. The fund repurchased and retired 63,300 shares of beneficial interest during the year ended November 30, 2011 at an average price per share of $8.22 and a weighted average discount of 10.64% per share. Transactions in fund shares were as follows:

	Year ended 11/30/12		Year ended 11/30/11
	Shares	Amount	Shares	Amount
Treasury shares reacquired	—	$—	(63,300)	$(520,365)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $20,000,000. At November 30, 2012, the fund had outstanding borrowings under this agreement in the amount of $15,100,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered Level 2 under the fair value hierarchy. The credit agreement matures on February 8, 2013. Subsequent to fiscal year end, the Trustees approved the renewal of the revolving secured line of credit up to the amount of $20,000,000 on substantially similar terms for an additional 364 day period. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $144,534 during the period. The fund paid a commitment fee of $6,000 based on the average daily unused portion of the revolving line of credit which is reported in “Miscellaneous” expense in the Statement of Operations. For the year ended November 30, 2012, the average loan balance was $13,130,055 at a weighted average annual interest rate of 1.10%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	29,891,109	(28,362,258)	1,528,851

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,820	$1,528,851

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS InterMarket Income Trust I:

We have audited the accompanying statement of assets and liabilities of MFS InterMarket Income Trust I (the Fund), including the portfolio of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS InterMarket Income Trust I at November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2013

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS InterMarket Income Trust I, which was held on October 31, 2012, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Robert E. Butler	9,631,737.791	151,434.514
David H. Gunning	9,624,761.791	158,410.514
J. Dale Sherratt	9,615,912.586	167,259.719

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	2012	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	2013	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	2014	Private investor; Rouse Properties Inc. (real estate), Director	N/A
John P. Kavanaugh (age 58)	Trustee	January 2009	2014	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	2013	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	2014	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
111 Huntington Avenue Boston, MA 02199-7618	1 Lincoln Street Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
William Adams	Ernst & Young LLP
Ward Brown James Calmas David Cole Matthew Ryan	200 Clarendon Street Boston, MA 02116
Erik Weisman (Effective December 1, 2012)

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2011 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment

Board Review of Investment Advisory Agreement – continued

advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In June 2007, shareholders approved an investment advisory agreement between the Fund and MFS. Effective June 30, 2007, in connection with the consummation of the asset purchase agreement between MFS and Columbia Management Advisors LLC, MFS assumed investment management responsibilities for the Fund.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 9th out of a total of 12 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 9th out of a total of 15 funds for the one-year period and 8th out of a total of 12 funds for the five-year period ended December 31, 2011. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for each of the one-, three-, and five-year periods ended December 31, 2011 (one-year: 4.5% total return for the Fund versus 6.5% total return for the benchmark; three-year: 11.9% total return for the Fund versus 13.0% total return for the benchmark; five-year: 6.6% total return for the Fund versus 7.1% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well

Board Review of Investment Advisory Agreement – continued

as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning four new portfolio managers for the Fund, two of whom joined in 2011 and the others of whom joined in 2012. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated), or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry,

Board Review of Investment Advisory Agreement – continued

including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: CMK

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2012 and 2011, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS InterMarket Income Trust I	46,023	44,325

For the fiscal years ended November 30, 2012 and 2011, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS InterMarket Income Trust I	10,504	10,110	8,534	8,444	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS InterMarket Income Trust I*	0	0	0	0	0	0

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS InterMarket Income Trust I, MFS and MFS Related Entities#	59,038	128,554

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended November 30, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would be comprised of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders, including MFS; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are severe governance concerns at the issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS analyzes proposals seeking the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS InterMarket Income Trust I (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
James J. Calmas	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	High Yield Corporate Debt Securities Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

David P. Cole	High Yield Corporate Debt Securities Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	February 2012	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Ward Brown	Emerging Markets Debt Securities Portfolio Manager	February 2012	Investment Officer of MFS; employed in the investment area of MFS since 2005.

Erik S. Weisman	Sovereign Debt Portfolio Manager	December 1, 2012	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Compensation.

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure the portfolio manager’s performance for the Fund and/or comparable accounts:

Portfolio Manager	Benchmark(s)
James J. Calmas

Barclays U.S. Credit Bond Index

Barclays U.S. High-Yield Corporate Bond Index

JP Morgan Emerging Market Bond Index Global

Citigroup World Government Bond Non-Dollar Hedged Index

Citigroup World Government Bond Non-Dollar Index

Barclays U.S. Government/Mortgage Bond Index

William J. Adams	Barclays US High Yield Corporate Credit Index

David P. Cole	Barclays US High Yield Corporate Credit Index

Matthew W. Ryan	JP Morgan EMBI Global Index

Ward Brown	JP Morgan EMBI Global Index

As of December 1, 2012, the following benchmarks will be used to measure the portfolio manager’s performance for the fund and/or comparable accounts:

Portfolio Manager	Benchmark(s)
Erik S. Weisman	Citi World Government Bond Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended November 30, 2012. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Calmas	N

William J. Adams	N

David P. Cole	N

Matthew W. Ryan	N

Ward Brown	N

Erik S. Weisman*	N

*	The Portfolio Manager became a manager of the Fund on December 1, 2012. Information is as of December 14, 2012.

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the fund’s fiscal year ended November 30, 2012, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James J. Calmas	8	$3 billion	2	$972.2 million	0	N/A
William J. Adams	13	$5.4 billion	4	$1.7 billion	0	N/A
David P. Cole	13	$5.4 billion	2	$1.1 billion	0	N/A
Matthew W. Ryan	12	$10.8 billion	8	$5.2 billion	7	$5.7 billion
Ward Brown	4	$7.1 billion	8	$5.2 billion	7	$5.7 billion
Erik S. Weisman(1)	12	$6 billion	3	$1.6 billion	2	$541.4 million

*	Includes the Fund.
(1)	The Portfolio Manager became a manager of the Fund on December 1, 2012. Information is as of December 14, 2012.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS InterMarket Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/11-12/31/11	0	N/A	0	1,027,280
1/01/12-1/31/12	0	N/A	0	1,027,280
2/01/12-2/28/12	0	N/A	0	1,027,280
3/01/12-3/31/12	0	N/A	0	1,084,250
4/01/12-4/30/12	0	N/A	0	1,084,250
5/01/12-5/31/12	0	N/A	0	1,084,250
6/01/12-6/30/12	0	N/A	0	1,084,250
7/01/12-7/31/12	0	N/A	0	1,084,250
8/01/12-8/31/12	0	N/A	0	1,084,250
9/1/12-9/30/12	0	N/A	0	1,084,250
10/1/12-10/31/12	0	N/A	0	1,084,250
11/1/12-11/30/12	0	N/A	0	1,084,250

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2012 plan year is 1,084,250.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMARKET INCOME TRUST I

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: January 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: January 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2013

*	Print name and title of each signing officer under his or her signature.